UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2012

RVPLUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-168768	27-1986126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 4278 S. Chegwidden Lane
Taylorsville, Utah 84123
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 674-3757

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

  EXPLANATORY NOTE

RVPlus, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2012 (the “Original Filing”), solely to furnish Exhibit 10.2 which was inadvertently not included in the Original Filing. This Amendment should be read in conjunction with the Original Filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
10.1	Licensing Agreement between RVPlus, Inc., DBS Distributors, Inc., ECCO2 Corp, and Cary Lee Peterson dated May 4, 2012. (1)

10.2	Securities Purchase Agreement between RVPlus, Inc., and KDP Partners LLC dated April 23, 2012.

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2012

RVPLUS, INC.

By:	/s/ Cary Lee Peterson
Cary Lee Peterson Chief Executive Officer